(10)(a) Development Agreement and related joint venture agreement relating to the acquisition of a joint venture interest in the Canyon View East Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

(10)(b) Purchase Agreement and certain exhibits thereto relating to the acquisition of The Pines on Cheyenne Creek (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1987 and incorporated herein by reference).

(10)(c) Development Agreement and related joint venture agreement relating to the acquisition of a joint venture interest in the Mariposa Joint Venture (included as an exhibit to the Partnership's Form 10-K for the ended December 31, 1988, and incorporated herein by reference).

(10)(d) Documents pertaining to the permanent loan for the Mariposa Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1988, and incorporated herein by reference).

(10)(e) Documents pertaining to the permanent loan for The Pines on Cheyenne Creek Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1988, and incorporated herein by reference).

(10)(f) Documents pertaining to the permanent loan for the Canyon View East Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1988, and incorporated herein by reference).

(10)(g) Development Agreement relating to the acquisition of a joint venture interest in the Casabella I Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1989, and incorporated herein by reference).


(10)(h) Agreement of Joint Venture of Casabella Associates dated September 27, 1990 (filed as Exhibit (10)(f) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(i) Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated September 28, 1990 (filed as Exhibit (10)(g) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(j) First Amendment to the Amended and Restated Joint Venture Agreement of Casabella I Joint Venture dated October 1, 1990 (filed as Exhibit (10)(h) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(k) Documents pertaining to permanent loan for Casabella I Joint Venture (filed as Exhibit (10)(i) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(l) Property Management Agreement between Canyon View East Joint Venture and Berry and Boyle Residential Services dated August 1, 1990 (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(m) Property Management Agreement between Pines on Cheyenne Creek Joint Venture and Berry and Boyle Residential Services dated August 1, 1990 (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(n) Documents pertaining to the permanent loan refinancing for The Pines on Cheyenne Creek Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(o) Documents pertaining to the permanent loan refinancing for the Canyon View East Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(p)       Documents  pertaining to the permanent  loan  refinancing  for the
              Mariposa Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(q) Amended and Restated Joint Venture Agreement of the Casabella Joint Venture dated April 22, 1991, filed as Exhibit 10(f) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.


(10)(r) Documents pertaining to the $7,320,000 permanent loan for Casabella Joint Venture filed as Exhibit 10(g) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(s) Partnership Merger Agreement dated April 22, 1991 between Casabella I Joint Venture and Casabella Joint Venture filed as
              Exhibit 10(h) to the Annual Report on Form 10K for the year ended December 31, 1991 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(t) Documents pertaining to the permanent loan refinancing for the Casabella Joint Venture filed as Exhibit 10(i) to the Annual Report on Form 10K for the year ended December 31, 1992 for Berry and Boyle Development Partners III and incorporated herein by reference.